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                                                                   Exhibit 23(a)

                         CONSENT OF INDEPENDENT AUDITORS

Board of Directors and Stockholders
Amway Japan Limited

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Amway Japan Limited of our report dated October 25, 1996 which was included in the Annual Report on Form 20-F of Amway Japan Limited for the fiscal year ended August 31, 1996.


                                     /s/ Deloitte Touche Tohmatsu

Tokyo, Japan
January 16, 1997